UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 13, 2021

Environmental Impact Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001--39894	85-1914700
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

535 Madison Avenue
New York, NY 10022

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 389-8109

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	ENVIU	The Nasdaq Stock Market LLC

Class A Common Stock, par value $0.0001 per share	ENVI	The Nasdaq Stock Market LLC

Warrants, each exercisable for one share Class A Common Stock for $11.50 per share	ENVIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On January 13, 2021, Environmental Impact Acquisition Corp., a Delaware corporation (the “Company”), consummated its initial public offering (the “IPO”) of 20,700,000 units (the “Units”) including 2,700,000 Units issued to the underwriter’s upon full exercise of their over-allotment option. Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (“Class A Common Stock”), and one-half of one redeemable warrant of the Company (“Warrant”), with each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $207,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statements on Form S-1 (File Nos. 333-251593 and 333-252093) for the IPO, originally filed with the U.S. Securities and Exchange Commission (the “Commission”) on December 12, 2020 and January 13, 2021, respectively (as amended, the “Registration Statements”):

●	An Underwriting Agreement, dated January 13, 2021, by and among the Company and Canaccord Genuity LLC, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Business Combination Marketing Agreement, dated January 13, 2021, by and among the Company and Canaccord Genuity LLC, a copy of which is attached as Exhibit 1.2 hereto and incorporated herein by reference.

●	A Warrant Agreement, dated January 13, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●	A Letter Agreement, dated January 13, 2021, by and among the Company, its officers, its directors, and the Company’s sponsor, CG Investments Inc. VI (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated January 13, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated January 13, 2021, by and among the Company, the Sponsor, HB Strategies LLC and certain security holders, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	Private Placement Warrants Purchase Agreement, dated January 13, 2021, by and among the Registrant, CG Investments Inc. VI and HB Strategies LLC, a copy of which is attached as Exhibit 10.4 hereto and incorporated by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Private Placement Warrants Purchase Agreement, the Company completed the private sale of 2,000,000 warrants (the “Private Placement Warrants”) to HB Strategies LLC at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company of $2,000,000. At closing, the Company also issued to the Sponsor 600,000 warrants pursuant to a Warrant Subscription Agreement dated December 21, 2020 (the “Sponsor Warrants”), and issued each of the Company’s three independent directors 50,000 warrants. pursuant to certain warrant grant agreements dated December 21, 2020 (the “Director Warrants”). The Private Placement Warrants, Sponsor Warrants and Director Warrants are identical to the Warrants included in the Units sold as part of the Units in the IPO, except as otherwise disclosed in the Registration Statements. No underwriting discounts or commissions were paid with respect to such sale. The issuances of the Private Placement Warrants, Sponsor Warrants and Director Warrants were made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws

On January 13, 2021, in connection with the IPO, the Company filed its Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, effective the same day. The terms of the Amended and Restated Certificate of Incorporation are set forth in the Registration Statements and are incorporated herein by reference. A copy of the Amended and Restated Certificate of Incorporation is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $207,000,000, comprised of $206,750,000 of the proceeds from the IPO and $250,000 of the proceeds of the sale of the Private Placement Warrants, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes (less up to $100,000 interest to pay dissolution expenses), the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any of the Company’s public shares properly submitted in connection with a stockholder vote to amend the Company’s Amended and Restated Certificate of Incorporation (a) to modify the substance or timing of its obligation to allow redemption in connection with any proposed initial business combination or to redeem 100% of the Company’s public shares if it does not complete its initial business combination within 18 months from the closing of the IPO (or up to 24 months form the closing of this offering if the Company, by resolution of the board, extends the period of time by an additional six months) or (b) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity and (iii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within 18 months from the closing of the IPO (or within 24 months pursuant to an extension, as described in the Registration Statements), subject to applicable law.

On January 13, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On January 19, 2021, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description

1.1	Underwriting Agreement, dated January 13, 2021, by and among the Company and Canaccord Genuity LLC.

1.2	Business Combination Marketing Agreement, by and among the Company and Canaccord Genuity LLC.

3.1	Amended and Restated Certificate of Incorporation.

4.1	Warrant Agreement, dated January 13, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Letter Agreement, dated January 13, 2021, by and among the Company the Company, its officers, its directors, the Sponsor and HB Strategies LLC.

10.2	Investment Management Trust Agreement, dated January 13, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration Rights Agreement, dated January 13, 2021, by and among the Company, the Sponsor, HB Strategies LLC and certain security holders.

10.4	Private Placement Warrants Purchase Agreement, dated January 13, 2021, by and between the Company and HB Strategies LLC.

99.1	Press Release, dated January 13, 2021.

99.2	Press Release, dated January 19, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Environmental Impact Acquisition Corp.

	By:	/s/ Daniel Coyne
		Name:	Daniel Coyne
		Title:	Chief Executive Officer

Dated: January 20, 2021

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